                    AMENDMENT TO FUND PARTICIPATION AGREEMENT



          The Lincoln Life & Annuity Company of New York, Templeton Variable Products Series Fund, and Franklin Templeton Distributors, Inc. hereby amend their Fund Participation Agreement dated as of September 21, 1999, and as amended on October 15, 1999 ("Agreement"), by:

          1. Adding Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law, as a party to the Agreement between and among Templeton Variable Products Series Fund (the "Trust"), an open-end management investment company organized as a business trust under Massachusetts law, Franklin Templeton Distributors, Inc., a California corporation, the Trust's principal underwriter (the "Underwriter") and Lincoln Life & Annuity Company of New York, a life insurance company organized as a corporation under New York law (the "Company"). Both Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust shall hereinafter be referred to as the "Trust."

          2.   Adding a new Section, "Agreement"

                                   AGREEMENT

            1.0 Form of Agreement. This Agreement shall also create a separate agreement for each Trust and the Underwriter as though each Trust and the Underwriter had executed an identical Fund Participation Agreement with the Company. No rights, responsibilities or liabilities arising under the Agreement as it pertains to one Trust shall be enforceable by or against any party to the Agreement as it pertains to another Trust.

          3.   Adding Franklin Templeton Variable Insurance Products Trust to
          Article VII, "Notices"

                   If to the Trust:
                        Franklin Templeton Variable Insurance Products Trust 777 Mariners Island Blvd.
                        San Mateo, CA 94404
                             Attention: Karen Skidmore, Assistant Vice
                                        President, Assistant Secretary

          4. Replacing Schedule A-C of the Agreement with Amended Schedule A-C, attached;

          5. Replacing Schedule D of the Agreement with Amended Schedule D, attached;

          6.   Adding Schedule E to the Agreement, attached. (REDACTED)

          IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to Fund Participation Agreement, to be effective as of April 30, 2000.

Lincoln Life & Annuity Company of New York      Templeton Variable Products Series Fund
------------------------------------------      ---------------------------------------
By its authorized officer                       By its authorized officer

By:                                             By:
Name: Troy D. Panning                           Name:  Karen L. Skidmore
Title: CFO/2nd Vice President                   Title: Assistant Vice President and
                                                       Assistant Secretary


                                                Franklin Templeton Distributors, Inc.
                                                ---------------------------------------
                                                By its authorized officer

                                                By:
                                                Name:  Phillip J. Kearns
                                                Title: Vice President

                                  SCHEDULE A-C
                       CONTRACTS ISSUED BY LINCOLN LIFE &
                           ANNUITY COMPANY OF NEW YORK

----------------------- ------------------------------ -------------------------------- -------------------------------
                                 CONTRACT 1                      CONTRACT 2                       CONTRACT 3
----------------------- ------------------------------ -------------------------------- -------------------------------
CONTRACT/PRODUCT        SVUL I                         VUL I                            Delaware - Lincoln New York
 NAME AND TYPE                                                                          Choice Variable Annuity
----------------
----------------------- ------------------------------ -------------------------------- -------------------------------
REGISTERED (Y/N)        Yes                            Yes                              Yes
----------------------- ------------------------------ -------------------------------- -------------------------------
SEC REGISTRATION        811-08651                      811-08559                        811-09763
NUMBER - 1933 ACT
----------------------- ------------------------------ -------------------------------- -------------------------------
REPRESENTATIVE          LN650NY                        LN605NY                          AN426NY
FORM NUMBERS
----------------------- ------------------------------ -------------------------------- -------------------------------
SEPARATE ACCOUNT        LLANY Separate Account R for   Lincoln Life & Annuity           Lincoln New York Separate
NAME/DATE               Flexible Premium Variable      Flexible Premium Variable Life   Account N for Variable
ESTABLISHED             Life Insurance                 Account M                        Annuities
----------------------- ------------------------------ -------------------------------- -------------------------------
SEC REGISTRATION        333-46113                      333-42507                        333-93875
NUMBER - 1940 ACT
----------------------- ------------------------------ -------------------------------- -------------------------------
TEMPLETON VARIABLE      TVP - Templeton Asset          TVP - Templeton Asset            VIP - Franklin Small Cap
PRODUCTS SERIES         Allocation Fund - Class 1      Allocation Fund - Class 1        Fund Class 2 - Franklin
FUND ("TVP"),           Templeton Investment           Templeton Investment Counsel,    Advisors, Inc.
FRANKLIN TEMPLETON      Counsel, Inc.                  Inc.
VARIABLE INSURANCE                                                                      VIP - Mutual Shares
PRODUCTS TRUST          TVP - Templeton                TVP - Templeton International    Securities Fund Class 2 -
("VIP") -PORTFOLIOS     International Fund - Class     Fund - Class 1- Templeton        Franklin Mutual Advisers, LLC
AND CLASSES -           1- Templeton Investment        Investment Counsel, Inc.
ADVISER                 Counsel, Inc.                                                   VIP - Templeton International
                                                       TVP - Templeton Stock Fund -     Fund Class 2 - Templeton
                        TVP - Templeton Stock Fund -   Class 1 -                        Investment Counsel, Inc. (as
                        Class 1 - Templeton            Templeton Investment Counsel,    of May 1, 2000, Templeton
                        Investment Counsel, Inc.       Inc.                             International Securities Fund)

                                                                                        VIP - Templeton Global Growth
                                                                                        Fund Class 2 - Templeton
                                                                                        Global Advisors Limited (as
                                                                                        of May 1, 2000, Templeton
                                                                                        Growth Securities Fund)
----------------------- ------------------------------ -------------------------------- -------------------------------

----------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 4                      CONTRACT 5                       CONTRACT 6
----------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT        CVUL                            LVUL - I
 NAME AND TYPE          CVUL Series III                 VUL
----------------
----------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)        Yes                             Yes
----------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION        811-09257                       811-08559
NUMBER - 1933 ACT
----------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE          LN920NY                         LN615NY
FORM NUMBERS            LN925                           LN660NY
----------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT        LLANY Separate Account S for    Lincoln Life & Annuity
NAME/DATE               Flexible Premium Variable       Flexible Premium Variable Life
ESTABLISHED             Life Insurance                  Account M
----------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION        333-74325                       333-42507
NUMBER - 1940 ACT
----------------------- ------------------------------- -------------------------------- -------------------------------
TEMPLETON VARIABLE      VIP - Franklin Small Cap Fund   TVP - Templeton International
PRODUCTS SERIES         Class 2 - Franklin Advisers,    Fund  Class 2 - Templeton
FUND ("TVP"),           Inc.                            Investment Counsel, Inc. (as
FRANKLIN TEMPLETON                                      of May 1,  2000, Templeton
VARIABLE INSURANCE                                      International Securities Fund)
PRODUCTS TRUST
("VIP") -PORTFOLIOS                                     VIP - Templeton Global Growth
AND CLASSES -                                           Fund  Class 2 - Templeton
ADVISER                                                 Global Advisors Limited (as of
                                                        May 1, 2000,  Templeton Growth
                                                        Securities Fund)
----------------------- ------------------------------- -------------------------------- -------------------------------

                                   SCHEDULE D
                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

AIM V.I.Capital Appreciation Fund                  Fidelity VIP Equity Income Portfolio
AIM V.I. Diversified Income Fund                   Fidelity VIP Growth
AIM V.I. Growth Fund                               Fidelity VIP High Income
AIM V.I. International Fund                        Fidelity VIP Overseas
AIM V.I. Value Fund                                Fidelity  VIP II Asset Manager Portfolio
                                                   Fidelity VIP II Investment Grade Bond Portfolio
                                                   Fidelity VIP II Contrafund
                                                   Fidelity VIP III Growth Opportunities

Alliance Premier Growth                            Janus Aspen Balanced Portfolio
Alliance Growth and Income                         Janus Aspen Global Technology
Alliance Growth                                    Janus Aspen Flexible Income
Alliance Technology                                Janus Aspen Worldwide Growth Portfolio

AMT Partners Fund                                  Lincoln National Money Market Fund
AMT Mid-cap Growth Fund                            Lincoln National Bond Fund
                                                   Lincoln National Capital Appreciation Fund
                                                   Lincoln National Equity-Income Fund
                                                   Lincoln National Social Awareness Fund
                                                   Lincoln National Global Asset Allocation Fund

Avis Global Small Capitalization                   MFS Emerging Growth Series
Avis Growth                                        MFS Total Return Series
Avis International                                 MFS Utilities Series
Avis Growth-Income                                 MFS Research
Avis Bond
Avis U.S. Government/AAA-Rated SecuritiesFund

Baron Capital Asset Fund                           OpCap Global Equity Portfolio
                                                   Opcap Managed Portfolio
BT EAFE Equity Index Fund
BT Equity 500 Index Fund
BT Small Cap Index Fund

Delaware Premium Aggressive Growth Fund
Delaware Devon Series
Delaware Emerging Markets Series
Delaware High Yield Series
Delaware International Series
Delaware Premium Growth & Income
Delaware REIT Series
Delaware Small Cap Value Series
Delaware Trend Series

                                   SCHEDULE E


                                   (REDACTED)